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                                                                    EXHIBIT 99.2
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              WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Financial Officer of Webster Financial Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q Report of the Company for the quarter ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ William J. Healy
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                                             William J. Healy
                                             Executive Vice President and
                                             Chief Financial  Officer

May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Webster Financial Corporation and will be retained by Webster Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.